Exhibit 99.2

1  Gulf South Bank  Conference New Orleans, Louisiana April 30 – May 1, 2008 Bank of Florida Corp.

Welcome & Opening Remarks Michael L. McMullan President & CEO

3 Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission. Further, the company has no obligations to update any forward looking statements to reflect circumstances or events that occur after the date the forward looking statements are made. If you are interested in factors that do cause our results to differ materially from any forward looking statements they are detailed on our website in our SEC filings. Forward Looking Statements

4 To be the “Bank of Choice” for businesses, professionals and individuals with desire for relationship-driven financial solutions. Business Owners Entrepreneurs Executives Professionals (Physicians, Attorneys, Accountants) Professional Associations Businesses Wealthy Families and Individuals Foundations and Estates Mission Statement

5 Founded in Naples, Florida in August 1999 Strong management team with an average of over 20 years of banking experience 4th largest publicly-traded bank holding company headquartered in Florida based on total assets; 5th largest based on market capitalization 13 financial centers in 7 distinct and premier Florida markets Company Profile

6 Primary focus is lending on commercial real estate properties in the $1 - $15 million range; increased attention on growing commercial and industrial lending Comprehensive suite of products and services specifically designed for business clients and wealthy individuals Integrated wealth management strategy with our Investment Management Division, Bank of Florida Trust Company Company Profile

7 Growth Markets Served Source: Florida Bankers Association as of 4Q 2007 Bank of Florida Counties Served Deposits State Mktshare Broward $25 million 7.9% Collier $10 million 3.1% Hillsborough $17 million 5.6% Lee $10 million 3.2% Miami-Dade $55 million 17.6% Palm Beach $25 million 8.1% Pinellas $17 million 5.3% Total Market Deposits $159 million 50.8% Total State Deposits (excl Thrifts) $311 million

8 Influx of 500 people per day moving to Florida (Fishkind & Associates, April 2008) Florida leads the nation in fastest growing job markets, with 5-year growth rate of 32.2%. (Bizjournals, September 2007) Florida leads the nation in economic vitality with 12 cities named as top performers, more than double any other state. (Moody’s Economy June 2007) Florida is one of America’s Top States for Business (CNBC, July 2007) Florida’s total personal income remained the 4th largest in the U.S. (Bureau of Economic Analysis, March 2007) Miami/Fort Lauderdale market ranked as #1 in the nation for entrepreneurial activity (BusinessWeek, May 2007) Sources: Florida Research and Economic Database, SNL, eFlorida.com Based on Recent Nationwide Data… The Desirable Florida Market

9 Financials Michael L. McMullan President & CEO

10 $ in millions CAGR to 12.31.07 (5 years) Annual Data as of Year-end Asset Growth 5-Year CAGR 55% 223 $421 $570 $886 $1,310 $1,404 $0 $300 $600 $900 $1,200 $1,500 2003 2004 2005 2006 2007 Q1 2008 Asset Growth

11 Loan Growth 5 Year CAGR 61% $ in millions CAGR to 12.31.07 (5 years) Annual Data as of Year-end $200 $326 $486 $784 $1,145 $1,174 $0 $300 $600 $900 $1,200 $1,500 2003 2004 2005 2006 2007 Q1 2008

12 Commercial Loan Mix 70% $830 Total Commercial Related 9% $100 Commercial & Industrial 9% $109 Land (Commercial Development & Undeveloped) 13% $159 Construction 39% $462 Permanent Mix ($ in millions) Outstandings as of 3.31.08 Loan

13 No high-rise condominium participation 46% of commercial real estate loans are owner-occupied properties Data as of 3.31.08 Commercial Loans - Permanent 17% 7% 5% 4% 3% 14% 8% 2% Office - 40% Retail - 17% Industrial & Warehouse - 14% Hotel - 7% Multi-Family - 5% Marine - 4% Restaurant - 3% Aviation - 2% Other - 8% 40%

14 26% of commercial construction loans are owner-occupied Data as of 3.31.08 Commercial Loans – Construction 11% 10% 7% 6% 4% 5% 4% 15% Condominium - 19% Retail - 19% Office - 15% Single Family Spec - 11% Misc CRE - 10% Hotel - 7% Industrial & Warehouse - 6% Condo Conersion - 5% Single Family Owner - 4% Multi-Family - 4% 19% 19%

15 Residential Mix 3% $39 Home Equity / Consumer LOC 29% $337 Total Residential Related (No Sub-Prime Loans) 12% $139 Residential Lending 1-4 Family 9% $101 Residential Construction 5% $58 Residential Development Outstandings as of 3.31.08 Loan Mix ($ in millions)

16 Total Portfolio Decreased by $41 Million Due to Pay Downs $337 Million or 29% of Portfolio, Down $43 Million (11%) from 12.31.07 Geographically Disbursed Within Our Markets Less than $3 Million in Past Dues No Sub-Prime Loans Residential Exposure – Q1 Update

17 Nonperforming Loans / Loans Ratios in % Annual data as of Year-end Florida peers are comprised of 9 publicly-traded commercial banks with assets greater than $400 million. Q1 Peer Data not available 17 0.02 0.39 0.18 0.16 0.07 0.14 0.09 0.25 1.24 1.42 1.59 0.00 0.30 0.60 0.90 1.20 1.50 1.80 Bank of Florida Corp Florida Commercial Peers 2003 2004 2005 2006 2007 Q1 2008

18 $14 Million in Nonperforming at Year-end $2 Million Moved Out of the Company at Q1 $1.4 Million OREO Sold (with no loss) Increase in NPLS During the First Quarter Primarily Associated with 2 Loans Fully Reserved Based on Current Appraisals Nonperforming Loans – Q1 Update

19 Net Charge Offs / Average Loans Florida peers are comprised of 9 publicly-traded commercial banks with assets greater than $400 million. Q1 Peer Data not available Ratios in % Annual data as of Year-end Bank of Florida Corp Florida Commercial Peers 2003 2004 2005 2006 2007 Q1 2008 0.16 0.13 0.01 0.07 0.030.02 0.03 0.07 0.05 0.27 0.74 0.00 0.20 0.40 0.60 0.80

20 Loan Loss Allowance / Loans Florida peers are comprised of 9 publicly-traded commercial banks with assets greater than $400 million. Q1 Peer Data not available Ratios in % Annual data as of Year-end 2003 2004 2005 2006 2007 Q1 2008 Bank of Florida Corp Florida Commercial Peers 0.78 1.14 0.86 1.20 0.951.00 1.00 0.99 1.26 1.33 1.09 0.00 0.50 1.00 1.50 2.00

21 Of the publicly traded banks and thrifts headquartered in Florida and with assets greater than $500 million: All have reported a significant increase in their NPA / Assets ratios when comparing 2006 to 2007 Most have at least doubled their NPA / Assets ratio NPAs/Assets (%) Credit Quality in Florida Year / Year Q4 2007 Q4 2006 Florida Community Bank Federal Trust Corporation Beach Community Bancshares, Inc. BankAtlantic Bancorp, Inc. BankUnited Financial Corporation Seacoast Banking Corporation of Florida TIB Financial Corp. Great Florida Bank Bank of Florida Corporation Capital City Bank Group, Inc. CenterState Banks of Florida Sun American Bancorp 0.96% 1.34% 2.79% 2.99% 3.10% 5.81% 6.85% 9.67% 1.19% 1.15% 1.08% 1.08%

22 Deposit Growth 5 Year CAGR 49% $201 $376 $495 $691 $937 $1,003 $ in millions CAGR to 12.31.07 (5 years) Annual Data as of Year-end 2003 2004 2005 2006 2007 Q1 2008 Core Deposits CDs $106 $95 $207 $169 $301 $194 $420 $271 $534 $403 $528 $475 $0 $300 $600 $900 $1,200

23 Total Deposits : $1,003,000 Deposit Mix as of 3.31.08 Non-Interest Bearing - 11% NOW - 5% MMA & Savings - 37% CDs Local - 30% CDs National - 18% 11% 5% 30% 18% 37%

24 Positive 5-Year Operating Leverage Top Line Revenue Growth $ in millions CAGR to 12.31.07 (5 years) Annual Data as of Year-end $6.9 $12.0 $22.4 $35.4 $48.3 $12.0 5 Year CAGR 63% Noninterest Income Net Interest Income 2003 2004 2005 2006 2007 1Q 2008 $5.6 $9.5 $19.1 $31.4 $38.2 $10.7 $0 $10 $20 $30 $40 $50 $60

25 Net Interest Margin NIM 4.43% 4.60% 4.46% 4.44% 4.25% 4.10% 3.96% 3.69% 3.62% Cost of Interest Bearing Deposits Yield on Loans 0% 2% 4% 6% 8% 10% 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08

26 Trust Company Assets Under Advice 5 Year CAGR 47% $ in millions CAGR to 12.31.07 (5 years) Annual Data as of Year-end 2003 2004 2005 2006 2007 Q1 2008 $131 $202 $390 $415 $499 $480 $0 $200 $400 $600

27 2008 Outlook Michael L. McMullan President & CEO

28 Capital Liquidity Management 2008 Outlook - Hot Topics

29 Well Capitalized Approx. $30 Million in Excess of Minimum Regulatory Requirements to Maintain Well Capitalized Level Strong Liquidity Lines Available Equal to 1½ Times Our Capital Level Managed Growth Strong Pipeline Sale/Leaseback of Southwest Locations Cash Available to the Holding Company that Can Be Used at the Affiliate Level Non-dilutive 2008 Outlook –Capital & Liquidity

30 Fully Reserved at Quarter End 4th Quarter FDIC Exam Validated Reserves Experienced Loan/Credit Management Led By John James Special Assets Team Real Time Analysis & Early Warning Indicators Constant Review to Adjust for Market Factors 2008 Outlook – Prudent Loan Review

31 Corporate Treasury Actions Interest Rate Swap Transaction Leverage Transaction Margin Compression 1Q Held to Minimal 7 Basis Point Decline Federal Reserve Rate Cuts Could Cause Additional Compression Expect Compression to Continue in 2008 2008 Outlook – Margin

32 Headcount – Maintaining 2007 Levels 1st Quarter Save of $437,000, Compared to 4th Quarter 2007 Closing of Cape Coral Financial Center – 5.30.08 Resulting in Approximately $500,000 in Savings Beginning in 2009 Majority of Expenses Were Down in 1st Quarter, Somewhat Offset by Costs to Manage Non-Performing Loan Portfolio 2008 Outlook – Expense Control

33 Competitive Environment Inward Focus of Competitors Change in Competitor Lending Practices Market Update Relocation of Coral Ridge Financial Center Grand Opening of Coral Gables Financial Center 2008 Outlook – Opportunities

34 Bank of Florida Trust Company Expansion East Coast Team - $20 Million in New Business Recorded for 1Q 2008 Client Advocacy Culture Financial Services Delivery Model Client Relationship Expansion Increased Client Contact 2008 Outlook – Opportunities

Question & Answer Michael L. McMullan President & CEO